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                         [SILVERADO LOGO APPEARS HERE]

                                                                   EXHIBIT 10.27


$250,000                        PROMISSORY NOTE                  Tulsa, Oklahoma
                                                               December 16, 1997

     FOR VALUE RECEIVED, the undersigned, SILVERADO FOODS, INC., PROMISES TO PAY TO THE ORDER OF CAPMAC EIGHTY-TWO LIMITED PARTNERSHIP, AT TULSA, OKLAHOMA, THE PRINCIPAL SUM OF TWO HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($250,000.00), WITH INTEREST THEREON FROM THE DATE HEREOF UNTIL MATURITY AT A RATE PER ANNUM OF FOURTEEN PERCENT (14%). PRINCIPAL AND ACCRUED INTEREST SHALL BE DUE AND PAYABLE ON JANUARY 26, 1998. THIS NOTE WILL BE REPAID OUT OF THE PROCEEDS FROM SILVERADO FOODS, INC.'S DEBT REFINANCING TRANSACTION CONTEMPLATED TO BE CLOSED BY JANUARY 15, 1998 OR FROM THE PROCEEDS FROM THE SALE OF SILVERADO MARKETING SERVICES, INC.'S TAMPA, FLORIDA HONOR SNACK BUSINESS TO BE CLOSED BY JANUARY 16, 1998. CAPMAC EIGHTY-TWO LIMITED PARTNERSHIP SHALL ALSO RECEIVE 35,000 WARRANTS FOR SILVERADO FOODS, INC.'S COMMON STOCK WITH AN EXERCISE PRICE OF $.50 PER SHARE. THE TERM OF THESE WARRANTS IS FIVE YEARS FROM THE DATE OF ISSUANCE.

     IF ALL OR ANY PORTION OF THE INDEBTEDNESS HEREBY EVIDENCED IS NOT PAID WHEN DUE, DISSOLUTION, INSOLVENCY, BANKRUPTCY, RECEIVERSHIP, OR BUSINESS FAILURE OF MAKER, ENDORSER AND GUARANTOR HEREOF, THE HOLDER MAY, WITHOUT NOTICE OR DEMAND, DECLARE THIS INDEBTEDNESS TO BE IMMEDIATELY DUE AND PAYABLE.

     THIS NOTE IS PERSONALLY GUARANTEED BY LAWRENCE D. FIELD, CHAIRMAN OF SILVERADO FOODS, INC. AS TO REPAYMENT IN THE EVENT THAT THIS NOTE IS NOT PAID WHEN DUE BY SILVERADO FOODS, INC.

     THE UNDERSIGNED AGREES THAT IF, AND AS OFTEN AS, THIS NOTE IS PLACED IN THE HANDS OF AN ATTORNEY FOR COLLECTION OR TO DEFEND OR ENFORCE ANY OF THE HOLDER'S RIGHTS HEREUNDER OR UNDER ANY INSTRUMENTS SECURING PAYMENT OF THIS NOTE, THE UNDERSIGNED WILL PAY TO THE HOLDER ITS REASONABLE ATTORNEY'S FEES AND ALL COURT COSTS AND OTHER EXPENSES INCURRED IN CONNECTION THEREWITH.

     THE MAKER, ENDORSER, GUARANTOR AND ALL OTHER PERSONS WHO MAY BECOME LIABLE FOR ALL OR ANY PART OF THIS OBLIGATION SEVERALLY WAIVE PRESENTMENT FOR PAYMENT, PROTEST AND NOTICE OF NONPAYMENT.

     THIS NOTE IS TO BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF
OKLAHOMA.


By:/s/ GPM Inc. G.P.                   By:/s/ DORVIN D. LIVELY
   ----------------------------------     --------------------------------------
CAPMAC EIGHTY-TWO LIMITED PARTNERSHIP  DORVIN D. LIVELY, CHIEF FINANCIAL OFFICER
Milton D. McKenzie                     SILVERADO FOODS, INC.


   DATE: Dec. 16/1997                  DATE:  12-16-97
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BY GUARANTOR:/s/ LAWRENCE D. FIELD
             -----------------------
             LAWRENCE D. FIELD

DATE:  Dec. 16, 1997
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